                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We consent to the use of our name and references to our reports with respect to the merger of Globex Energy, Inc. with and into a wholly owned subsidiary of Apco Argentina Inc., as represented in Amendment No. 1 to the Registration Statement on Form S-4 of Apco Argentina Inc., dated August 31, 2001.


                                                   /s/ RYDER SCOTT COMPANY, L.P.

                                                   RYDER SCOTT COMPANY, L.P.

August 31, 2001
Houston, Texas